                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Insured Municipal Bond Fund (the "Fund"), that:

  (a) the Semi-Annual Report of the Fund on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE FUND AND WILL BE RETAINED BY THE FUND AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Date: May 20, 2004
      ------------


/s/ James L. O'Connor
-------------------------------------
James L. O'Connor
Treasurer

Date: May 20, 2004
      ------------


/s/ Thomas J. Fetter
-------------------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Insured California Municipal Bond Fund (the "Fund"), that:

  (a) the Semi-Annual Report of the Fund on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE FUND AND WILL BE RETAINED BY THE FUND AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Date: May 20, 2004
      ------------


/s/ James L. O'Connor
-------------------------------------
James L. O'Connor
Treasurer

Date: May 20, 2004
      ------------


/s/ Thomas J. Fetter
-------------------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND (the "Fund"), that:

  (a) the Semi-Annual Report of the Fund on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE FUND AND WILL BE RETAINED BY THE FUND AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Date: Date: May 20, 2004
      ------------------


/s/ James L. O'Connor
-------------------------------------
James L. O'Connor
Treasurer

Date: Date: May 20, 2004
      ------------------


/s/ Thomas J. Fetter
-------------------------------------
Thomas J. Fetter
President